Exhibit 99.4
Your vote is needed! FS Specialty Lending Fund 1

Early July Commence shareholder proxy solicitation Seek shareholder approval of proxy proposals Targeted listing timeline 2 April May June July Q4 2025 April 30 Filed Initial Registration Statement containing proxy statement and prospectus with the SEC April 22 Board approved a plan to prepare for a listing Listing There can be no assurance that the Fund will be able to complete the listing within the expected time frame or at all. The timing of each of the key events listed above is subject to many factors, including, but not limited to, Board approval, SEC review, shareholder approval, market conditions and fund performance. Prior to listing Conversion of the Fund to a registered closed-end fund through a reorganization Sep May 15 6-for-1 reverse share split and CUSIP consolidation September Shareholder meeting

3 Overview of shareholder proxy proposals Proposal #1: To approve an amendment to the Declaration of Trust (DOT) to eliminate Article XII. Shareholder approval for all three proposals is a prerequisite for the listing as proposed. • Certain provisions in the DOT currently prohibit the Fund from engaging in a “Roll-Up Transaction”. • These provisions were originally adopted to comply with certain ‘blue sky’ regulations applicable during the Fund’s public offering but will no longer apply once the Fund is listed as a closed-end fund. • This proposal seeks to remove those provisions from the DOT to facilitate the Fund’s conversion to a closed-end fund through the reorganization.

4 Overview of shareholder proxy proposals Proposal #2: To approve an amendment of the DOT to clarify the shareholder voting standard in connection with a merger or reorganization of the Fund that has been approved by the Board of Trustees. Shareholder approval for all three proposals is a prerequisite for the listing as proposed. • This proposal seeks to amend the DOT to clarify the board and shareholder approval requirements for converting the Fund to a registered closed-end fund through the reorganization. • The current language may create ambiguity in interpreting the shareholder vote requirement. The proposed changes are intended to clarify this language and ensure alignment with the Fund’s planned conversion through the reorganization.

5 1. The investment strategy will remain the same except for certain requirements specific to BDCs under the 1940 Act, which won’t apply once the Fund is converted to a closed-end fund. The Fund’s Adviser is currently jointly operated by an affiliate of FS Investments and EIG Asset Management, LLC. Concurrent with the conversion to a closed-end fund, FS Investments will acquire EIG’s interest in the Adviser, making the Adviser an indirect, wholly-owned subsidiary of FS Investments. Overview of shareholder proxy proposals Proposal #3: To approve the Agreement and Plan of Reorganization. Shareholder approval for all three proposals is a prerequisite for the listing as proposed. • The Agreement and Plan of Reorganization provides for the proposed reorganization of the Fund through the merger of the Fund with and into a newly formed closed-end fund. • As part of the reorganization, all outstanding common shares of the Fund will be exchanged for newly issued shares of the new closed-end fund. • There will be no change to the Fund’s investment objectives or strategy.1 • The Adviser will no longer earn a capital gains incentive fee and a portion of the base management and incentive fee on income will be waived commencing upon the listing and continuing for as long as FSSL is a registered closed-end fund.

6 How to vote The Board believes each of the proposals is in the best interests of the Fund and its shareholders and unanimously recommends a vote “FOR” each proposal. Online Visit proxyvote.com (requires proxy card) Phone Call 1-844-202-3147 (does not require proxy card) Mail Return your completed ballot in the postage-paid envelope provided Simply follow the instructions enclosed with your proxy mailing. To the right, you can see where you can find your unique Control Number.

7 Visit www.FSproxy.com • Summary overview of listing process ‒ Timeline ‒ Distributions ‒ Operational considerations • Listing overview FAQ • Listing overview Video • Listing overview presentation Shareholder resources

8 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Reorganization and Declaration of Trust amendments discussed herein, the Successor Fund has filed with the SEC solicitation materials in the form of a joint proxy statement/prospectus included in an effective registration statement on Form N-14 (File No. 333-286859). The definitive joint proxy statement/prospectus has been mailed to shareholders of the Fund. This document is not a substitute for the definitive joint proxy statement/prospectus or registration statement or any other document that the Fund or the Successor Fund may file with the SEC. Investors are urged to read the proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC carefully because they contain and will contain important information about the Reorganization, the Declaration of Trust amendment proposals, the Fund and the Successor Fund. Free copies of the joint proxy statement/prospectus and other documents are available, and any other documents filed by the Fund and the Successor Fund in connection with the Reorganization and the Declaration of Trust amendment proposals will be available, on the SEC’s web site at www.sec.gov or at www.fsproxy.com. Disclosures

9 IMPORTANT INFORMATION The Fund, its trustees and certain of its officers may be considered to be participants in the solicitation of proxies from shareholders in connection with the matters described herein. Information regarding the identity of potential participants, and their direct or indirect interests in the Fund, by security holdings or otherwise, are set forth in the definitive joint proxy statement/prospectus. and the proxy statement and any other materials filed with the SEC in connection with the Fund’s 2024 annual meeting of shareholders. Shareholders are able to obtain any such documents for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Fund’s website at www.fsproxy.com. Investors should consider a fund’s investment objective, risks, and charges and expenses before investing. The joint proxy statement/prospectus, contains this and other information about the Fund and the Successor Fund, including risk factors that should be carefully considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Disclosures